EXHIBIT 24

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ GARY L. BELSKE
Gary L. Belske
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ ROBERT J. BERNHARD
Robert J. Bernhard
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ BRUNO V. DI LEO ALLEN
Bruno V. Di Leo Allen
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ STEPHEN B. DOBBS
Stephen B. Dobbs
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ DANIEL W. FISHER
Daniel W. Fisher
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ CARLA A. HARRIS
Carla A. Harris
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ THOMAS J. LYNCH
Thomas J. Lynch
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ WILLIAM I. MILLER
William I. Miller
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ GEORGIA R. NELSON
Georgia R. Nelson
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ KIMBERLY A. NELSON
Kimberly A. Nelson
Director

CUMMINS INC.
2023 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Luther E. Peters as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2023 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 12, 2024	/s/ KAREN H. QUINTOS
Karen H. Quintos
Director